                                    NN, INC.

                       3,556,895 Shares of Common Stock*

                             UNDERWRITING AGREEMENT

                                                                    May 12, 2003

McDonald Investments Inc.
Legg Mason Wood Walker, Incorporated
As Representatives of the Several Underwriters
c/o McDonald Investments Inc.
    McDonald Investment Center
    800 Superior Avenue
    Cleveland, Ohio  44114

Dear Sirs:

          1.   Introductory.  Certain  stockholders  named in  Schedule A hereto
(the  "Selling   Stockholders")  of  NN,  Inc.,  a  Delaware   corporation  (the
"Company"),  propose to sell an aggregate of 3,556,895 shares of common stock of the Company,  $0.01 par value per share (the "Common  Stock"),  which are issued and  outstanding,  to the public  through the  underwriters  named in Schedule B
annexed   hereto  (the   "Underwriters"),   for  whom  you  are  acting  as  the
Representatives.  The  3,556,895  shares  of  Common  Stock to be  purchased  in aggregate from the Selling Stockholders are hereinafter referred to as the "Firm
Stock." The Company also proposes to sell to the Underwriters,  at their option, an aggregate of not more than 533,600  additional shares of Common Stock,  which are hereinafter referred to as the "Option Stock." The Firm Stock and the Option
Stock are hereinafter collectively referred to as the "Stock" and are more fully described in the  Registration  Statement  and the  Prospectus  (as  hereinafter defined).  The Company and the Selling Stockholders hereby confirm their several agreements with you, acting as the Representatives of the Underwriters.

---------------------------------------
     *    Plus an option to purchase up to 533,600  additional  shares of Common
          Stock to cover over-allotments.

          2.   Representations  and  Warranties  of  the  Company.  The  Company
represents and warrants to each of the Underwriters that:

               (a)  The Company has been subject to the  requirements of Section
12 or 15(d) of the  Securities  Exchange Act of 1934, as amended (the  "Exchange
Act"),  for a period of at least 12 months  prior to the  initial  filing of the
Registration  Statement  (as  hereinafter  defined)  and has filed all  material required to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act for a period of at least 12 calendar months immediately preceding the initial filing of the  Registration  Statement  and  through  and  including  the  date of this
Agreement in a timely manner and otherwise satisfies all applicable requirements for the use of Form  S-3  under  the Act in  connection  with  the  transactions contemplated hereby and by the Registration Statement (as hereinafter defined).

               (b)  The documents  incorporated  by reference in the  Prospectus
(as hereinafter defined), when they were filed with the Commission, conformed in all material  respects to the requirements of the Exchange Act and the rules and regulations of the Commission  thereunder (the "Exchange Act Regulations"),  and none of such documents  contained at the date of such filing an untrue statement of a material  fact or omitted to state a material  fact  required  to be stated
therein or necessary to make the statements therein not misleading.

             (c) The Company does not own or control, directly or indirectly, any corporation, association or other entity other than those listed in Exhibit 21 to the Registration Statement (as hereinafter defined). The Company has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware with power and authority to own and lease its properties and conduct its business as described in the Prospectus (as hereinafter defined). Each of the Company's subsidiaries has been duly incorporated or duly formed, as the case may be, and is validly existing as a corporation, limited liability company, limited partnership or other entity, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or organization, with power and authority to own and lease its properties and conduct its respective business. The Company and each of its subsidiaries are duly qualified to do business as a foreign entity and are in good standing in all jurisdictions (i) in which the conduct of business, as presently being conducted, requires such qualification (except for those jurisdictions in which the failure to so qualify will not in the aggregate have a material adverse effect on the Company and its subsidiaries) and (ii) in which the Company or its subsidiaries owns or leases real property (except for those jurisdictions in which the failure to so qualify will not in the aggregate have a material adverse effect on the Company and its subsidiaries). Except as disclosed in the
Registration Statement, the Company does not own, directly or indirectly, any equity securities or securities convertible into or exchangeable for equity securities of any other corporation, partnership, joint venture, Massachusetts or other business trust, limited liability company, limited partnership or any other business enterprise.

               (d)  This  Agreement  has  been  duly  and  validly   authorized,
executed  and  delivered  on behalf of the Company and  constitutes  a valid and binding obligation of the Company enforceable in accordance with its terms.

                                      -2-

               (e)  The Company has prepared and filed with the  Securities  and
Exchange Commission (the "Commission"), in accordance with the provisions of the
Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations of the Commission thereunder (as hereinafter defined), a registration  statement on
Form S-3  (Registration  No.  333-100119)  including  a  preliminary  prospectus relating  to the  Company's  Stock,  and such  amendments  to such  registration statement as may have been required prior to the date hereof have been similarly prepared and filed with the Commission. The registration statement as amended at the time when it becomes  effective,  or, if applicable,  as amended at the time the most recent  post-effective  amendment to such registration  statement filed with the Commission prior to the execution and delivery of this Agreement became effective (the "Effective Date"),  and including  information (if any) contained in a prospectus  subsequently filed with the Commission  pursuant to Rule 424(b)
under the Act, and deemed to be part of the  registration  statement at the time of  effectiveness  pursuant to Rule 430A under the Act  (including the documents incorporated  therein by reference pursuant to Item 12 of Form S-3 under the Act and the information,  if any, deemed to be part thereof pursuant to Rule 430A of the Rules and Regulations of the Commission thereunder,  as hereinafter defined)
is hereinafter  referred to as the "Registration  Statement";  the prospectus in the form  first used to  confirm  sales of Stock,  whether or not filed with the
Commission  pursuant to Rule 424(b) under the Act is hereinafter  referred to as the  "Prospectus."  Any  reference  herein to the  Registration  Statement,  and preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents  incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act.

               (f)  As of  the  Effective  Date,  and at  all  times  subsequent thereto  up to and  including  the  respective  Closing  Dates  (as  hereinafter defined) of the offering, (i) the Registration Statement and the Prospectus, and
any amendments  thereof or supplements  thereto,  will in all material  respects conform to the requirements of the Act and the applicable rules, regulations and
interpretive   releases   of  the   Commission   thereunder   (the   "Rules  and
Regulations");  (ii) the  Registration  Statement  or any  amendment  thereof or supplement thereto,  did not or will not contain, as the case may be, any untrue statement  of a material  fact or omit to state a material  fact  required to be stated therein or necessary to make the statements  therein not misleading;  and
(iii) the Prospectus or any amendment thereof or supplement thereto,  did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the  circumstances  under which they were made, not  misleading;
provided,  however,  that the Company  makes no  representations,  warranties or agreements  as to  information  contained in the  Registration  Statement or the
Prospectus or any such  amendment or supplement  thereto in reliance upon and in conformity with written information  furnished to the Company (a) through you as the Representatives  specifically for use in the preparation  thereof, or (b) by the Selling Stockholders specifically for use in the preparation thereof.

               (g)  All of the  outstanding  shares  of  Common  Stock  are duly authorized and validly  issued,  fully paid and  nonassessable,  are free of any preemptive  rights,  rights of first refusal or similar rights,  were issued and sold in compliance  with the applicable  Federal and state  securities  laws and conform in all material respects to the description in the Prospectus; except as described in the Prospectus, there are no outstanding options, warrants or other rights  calling  for the  issuance  of, and there are no  commitments,  plans or arrangements to

                                      -3-

issue any shares of capital stock of the Company or any security  convertible or exchangeable  or  exercisable  for capital  stock of the  Company.  There are no holders  of  securities  of the  Company  who,  by reason  of the  filing of the
Registration  Statement  have the right  (and  have not  waived  such  right) to request the Company to include in the Registration Statement securities owned by them,  other  than such  rights  as have  been  satisfied  by the  inclusion  of securities in the Registration Statement.

               (h)  The Common Stock of the Company conforms in substance to all statements in relation thereto  contained in the Registration  Statement and the
Prospectus;  the Stock to be sold by the Company  and the  Selling  Stockholders hereunder has been duly authorized and, (i) with respect to the Stock to be sold by the Company,  when issued and delivered  pursuant to this Agreement,  will be validly issued,  fully paid and nonassessable and (ii) with respect to the Stock to be sold by the  Selling  stockholders,  is  validly  issued,  fully  paid and nonassessable;  and (iii) will conform to the description  thereof  contained in the  Prospectus.  All corporate  action required to be taken for the issuance of the Stock by the Company has been validly and  sufficiently  taken.  The Company has not granted any  preemptive  rights of security  holders of the Company with respect to the  issuance  and sale of the Stock by the  Company  and the Selling
Stockholders pursuant hereto.

               (i)  All the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable  and the portion of such shares  owned by the Company is free and clear of all liens, encumbrances,  equities,  security interests, or claims; and
there are no  outstanding  options,  warrants  or other  rights  calling for the issuance of, and there are no commitments,  plans or arrangements to issue,  any shares  of  capital  stock of any  subsidiary  or any  security  convertible  or exchangeable  or  exercisable  for capital  stock of any  subsidiary;  except as disclosed in the  Registration  Statement  and except for the shares of stock or equity  interests of each subsidiary  owned by the Company,  neither the Company nor any subsidiary owns, directly or indirectly,  any shares of capital stock of any  corporation  or has any equity  interest  in any firm,  partnership,  joint venture,  association,  limited liability company,  limited partnership or other entity.

               (j)  Subsequent to the respective  dates as of which  information is given in the Registration  Statement and the Prospectus,  except as set forth or  contemplated  in the  Prospectus,  (i)  neither  the  Company nor any of its subsidiaries  has incurred any material  liabilities or  obligations,  direct or contingent,  nor have any of them entered into any  material  transaction,  (ii)
there  has not been and will not have been any  change  on a pro forma  basis or otherwise  in  the  capital  stock  or  funded  debt  of  the  Company  and  its subsidiaries which is material or any material adverse change in the business or the  financial  position  or  results  of  operations  of the  Company  and  its subsidiaries,  taken as a whole  and  (iii) no loss or  damage  (whether  or not insured) to the property of the Company and its subsidiaries have been sustained which  materially  and adversely  affects the  operations of the Company and its subsidiaries, taken as a whole.

               (k)  The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms and provisions  of, or constitute a default  under,  (i) the
Certificate of  Incorporation  or Bylaws of the

                                      -4-

Company, or the organizational documents of any of its subsidiaries, or (ii) any indenture, mortgage, deed of trust or other agreement or instrument to which the
Company or any of its  subsidiaries is a party or by which the Company or any of its subsidiaries is bound, or (iii) any order, rule or regulation  applicable to the Company or any of its  subsidiaries  of any court or of any federal or state regulatory  body or  administrative  agency or other  governmental  body  having jurisdiction  over  the  Company  or  any of its  subsidiaries  or any of  their properties.

               (l)  The  financial   statements  of  the  Company   included  or
incorporated  by  reference in the  Registration  Statement  and the  Prospectus
fairly  present the financial  position and results of operations of the Company at the respective dates and for the respective  periods to which they apply, and such  financial  statements  have been  prepared in  conformity  with  generally accepted  accounting  principles  consistently  applied  throughout  the periods involved, except as described in the financial statements.

               (m)  KPMG, LLP and PricewaterhouseCoopers  LLP, who have examined and  expressed  their  opinion  on  the  financial  statements  of  the  Company referenced in their opinions set forth in the Prospectus,  are each  independent accountants within the meaning of the Act and the Rules and Regulations.

               (n)  The Company and its subsidiaries hold all necessary material authorizations,  approvals,  orders,  licenses,  certificates and permits of and
from  all  governmental   regulatory  officials  and  bodies  (collectively  the
"licenses")  required  for the  conduct  of its  business  as  described  in the
Prospectus,  and all such  licenses are valid and in full force and effect,  and the  Company  and its  subsidiaries  have no  reason  to  believe  they  are not operating in compliance in all material  respects with the terms and  provisions of such  licenses and with all material  laws,  regulations,  orders and decrees applicable to the Company and its subsidiaries,  and their respective businesses and assets.

               (o)  Neither  the  Company  nor  any  of its  subsidiaries  is in violation  of any  applicable  Federal,  state or local laws,  statutes,  rules, regulations or ordinances relating to public health,  safety or the environment, including, without limitation,  relating to releases,  discharges,  emissions or disposal  to  air,  water,  land or  groundwater,  to the  withdrawal  or use of groundwater,  to the use,  handling  or disposal  of  polychlorinated  biphenyls
(PCBs), asbestos or urea formaldehyde,  to the treatment,  storage,  disposal or management of hazardous substances  (including,  without limitation,  petroleum, crude  oil or any  fraction  thereof,  or  other  hydrocarbons),  pollutants  or contaminants, to exposure to toxic, hazardous or other controlled, prohibited or regulated  substances,  which violation would have a material  adverse effect on the  business,  condition  (financial  or other) or results of operations of the
Company and its  subsidiaries,  taken as a whole, or which might  materially and adversely  affect the  consummation  of the  transactions  contemplated  by this
Agreement. In addition, and irrespective of such compliance, neither the Company nor any of its  subsidiaries  is subject to any  liabilities  for  environmental remediation  or clean-up,  including  any liability or class of liability of the
lessee  under  the  Comprehensive   Environmental  Response,   Compensation  and
Liability Act of 1980, as amended, or the Resource Conservation and Recovery Act of 1976, as amended, which liability would have a material adverse effect on the business, condition (financial or other) or results of

                                      -5-

operations of the Company and its subsidiaries, taken as a whole, or which might
materially  and  adversely   affect  the   consummation   of  the   transactions
contemplated by this Agreement.

               (p)  There  are  no  legal  or  governmental  actions,  suits  or proceedings pending or, to the knowledge of the Company, threatened to which the
Company  or any of its  subsidiaries,  or any of  their  executive  officers  or directors  is a party or of which the business or property  (including,  without limitation,  any of the licenses referred to in (l) above) of the Company or any of  its  subsidiaries  or  any of  the  Company's  or  any of its  subsidiaries'
employees  is the  subject  which if  decided  adversely,  would have a material adverse  effect on the  business,  condition  (financial or other) or results of operations of the Company and its subsidiaries,  taken as a whole, except as set forth in the Prospectus.

               (q)  Neither  the  Company  nor  any  of its  subsidiaries  is in
violation  of  its  Certificate  of   Incorporation   or  its  Bylaws  or  other
organizational  documents,  and no default  exists by the  Company or any of its subsidiaries  in the due  performance  and  observance of any term,  covenant or condition of any agreement material to the Company and its subsidiaries to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound.

               (r)  The  Company  and its  subsidiaries  have good  title to, or valid and enforceable  leasehold  estates in, all properties and assets used for their  businesses  (including the property  described in the Prospectus as being owned or leased  by the  Company),  in each  case  free and clear of all  liens, encumbrances  and  defects  other  than  those set forth or  referred  to in the
Registration Statement or Prospectus or those which do not materially affect the value of such property or leasehold and do not materially interfere with the use made or proposed to be made of such property or leasehold by the Company and its subsidiaries;  and all of the leases and  subleases  under which the Company and its subsidiaries hold such properties are in full force and effect.

               (s)  Other than as set forth in the  Prospectus,  the Company and its  subsidiaries  own or  possess,  or can  acquire on  reasonable  terms,  the patents, patent rights, licenses,  inventions,  copyrights,  know-how (including trade secrets,  applications and other unpatented or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, and trade names  (collectively,  "Proprietary  Rights") used in or necessary for the conduct of their  businesses as now conducted and as proposed to be conducted as described in the Prospectus;  the Company and its subsidiaries have the right to use all  Proprietary  Rights  used in or  necessary  for the  conduct  of  their businesses without infringing the rights of any person or violating the terms of any licensing or other agreement to which the Company or any of its subsidiaries is a party, and to the knowledge of the Company no person is infringing upon any
Proprietary  Right which the Company or any of its subsidiaries has the sole and exclusive  right to use; no charges,  claims or litigation have been asserted or to the  knowledge  of the Company  threatened  against the Company or any of its subsidiaries  contesting the right of the Company or any of its  subsidiaries to use, or the validity of, any Proprietary Right or challenging or questioning the validity or  effectiveness  of any license or  agreement  pertaining  thereto or asserting the misuse thereof,  and, to the Company's  knowledge,  no valid basis exists for the assertion of any such charge,  claim or litigation;  all licenses and other

                                      -6-

agreements to which the Company or any of its  subsidiaries  is a party relating to Proprietary Rights are in full force and effect and constitute valid, binding and  enforceable  obligations  of the  Company or such  subsidiary,  and, to the
Company's  knowledge,  the other respective parties thereto,  and there have not been and there  currently  are not any  defaults  which  would  have a  material adverse  effect on the Company and its  subsidiaries,  taken as a whole,  and no event has  occurred  which  (whether  by notice or lapse of time or both)  would constitute a default under any license or other agreement affecting  Proprietary
Rights used in or necessary for the conduct of the businesses of the Company and its  subsidiaries by any party;  and except as set forth in the Prospectus,  the validity,  continuation  and  effectiveness  of  all  such  licenses  and  other
agreements   and  the  current  terms  thereof  will  not  be  affected  by  the transactions contemplated by this Agreement.

               (t)  No  approval,  authorization,  consent or other order of any public board or body (other than in connection  with or in  compliance  with the provisions  of  the  Act  and  the  securities  or  Blue  Sky  laws  of  various jurisdictions) is legally required for the sale of the Stock by the Company.

               (u)  The Common Stock has been registered  under Section 12(g) of the Exchange  Act, and has been  authorized  for trading on the Nasdaq  National
Market ("Nasdaq").

               (v)  The outstanding debt, the properties and the business of the
Company and its subsidiaries conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

               (w)  The  Company  and its  subsidiaries  have  filed on a timely basis all necessary  Federal,  state, local and foreign income and franchise tax returns  required  to be filed  through  the date hereof and have paid all taxes shown as due  thereon;  and no tax  deficiency  has been  asserted  against  the
Company  or any of its  subsidiaries,  nor  does  the  Company  know  of any tax deficiency  which is likely to be  asserted  against  the  Company or any of its subsidiaries  which if  determined  adversely to the Company or such  subsidiary could materially adversely affect the business, prospects,  properties,  assets, results of operations  or condition  (financial or otherwise) of the Company and its subsidiaries,  taken as a whole. All tax liabilities are adequately provided for on the books of the Company.

               (x)  The Company and each of its subsidiaries  maintain insurance of the types and in the amounts  generally  deemed adequate for their respective businesses  and,  to  the  best  of the  Company's  knowledge,  consistent  with insurance coverage maintained by similar companies in similar businesses.

               (y)  To the best of the  Company's  knowledge,  no labor  problem exists with its employees or is  threatened  or imminent  that could  materially adversely affect the Company and its subsidiaries,  and the Company is not aware of any existing,  threatened or imminent  labor  disturbance by the employees of any of its principal suppliers,  contractors or customers that could be expected to materially  adversely  affect the business,  prospects,  properties,  assets, results of operation or  condition  (financial  or other) of the Company and the subsidiaries, taken as a whole.

                                      -7-

               (z)  Neither the Company nor any of its  officers,  directors  or affiliates (as defined in the Act and the Rules and  Regulations),  has taken or will  take,  directly  or  indirectly,  any  action  designed  to  stabilize  or manipulate,  or which has  constituted,  or might in the  future  reasonably  be expected to cause or result in,  stabilization  or manipulation of, the price of the Stock of the Company in order to facilitate  the sale or resale of the Stock or otherwise.

               (aa) The  Company's  system of  internal  accounting  controls is sufficient to meet the broad objectives of internal  accounting  control insofar as those  objectives  pertain  to the  prevention  or  detection  of  errors  or irregularities  in amounts  that would be material in relation to the  Company's financial statements,  and, to the best of the Company's knowledge,  neither the
Company nor any employee or agent of the Company or any of its  subsidiaries has made any payment of funds of the Company or any of its  subsidiaries or received or  retained  any funds and no funds of the  Company or any of its  subsidiaries have been set aside to be used for any payments in violation of any law, rule or regulation.

               (bb) Neither  the  Company  nor  any  of its  subsidiaries  is an
"investment company" under the Investment Company Act of 1940, as amended.

               (cc) All contracts  and documents  which are required to be filed as exhibits to the Registration Statement have been so filed.

               (dd) Neither  the  Company  nor,  to the  best  of the  Company's knowledge,  any officer,  director,  employee,  agent or stockholder thereof, in each  case  acting on behalf  of the  Company,  has done any act or  authorized, directed  or  participated  in any act, in  violation  of any  provision  of the
Foreign Corrupt Practices Act of 1977, as amended,  applicable to such entity or person for which civil or criminal  liability or penalties,  as the case may be, could currently be imposed on the Company.

          3.   Representations and Warranties of the Selling Stockholders.  Each
Selling  Stockholder  hereby represents and warrants to each of the Underwriters that:

               (a)  Such  Selling  Stockholder  now has and at each Closing Date
(as defined in Section 4 hereof) will have good and valid title to all the Stock of the Company to be sold by such  Selling  Stockholder  hereunder on such date, free and clear of all liens,  encumbrances,  equities,  security  interests  and claims whatsoever, with full legal right, power and authority to enter into this
Agreement and Power of Attorney dated as of May 2003 ("Power of Attorney").

               (b)  Such Selling Stockholder has duly executed and delivered the
Power of Attorney, and the Attorney-in-Fact is authorized to execute and deliver this Agreement on behalf of the Selling Stockholder.

               (c)  Such  Selling  Stockholder  has not taken and will not take, directly or indirectly, any action designed to stabilize or manipulate, or which has constituted or which might in the future  reasonably be expected to cause or result  in  stabilization  or  manipulation  of,

                                      -8-

the price of the Stock of the Company in order to facilitate  the sale or resale of the Stock or otherwise.

               (d)  Such Selling Stockholder is disposing of such Stock for his, her or its own  account.  Such  Selling  Stockholder  is not selling such Stock, directly  or  indirectly,  for the  benefit of the  Company,  and no part of the proceeds of the such sale to be received by such Selling Stockholder will inure, directly or indirectly, to the benefit of the Company.

               (e)  This  Agreement  has  been  duly  authorized,  executed  and delivered by or on behalf of such Selling  Stockholder,  and this Agreement is a valid  and  binding  obligation  of  such  Selling  Stockholder  enforceable  in accordance  with its  terms,  subject  to  general  principles  of equity and to applicable bankruptcy,  insolvency,  reorganization,  moratorium, liquidation or other  similar laws  relating to, or affecting  generally,  the  enforcement  of applicable  creditors'  rights  and  remedies;  and  pursuant  to the  Power  of
Attorney,  such Selling  Stockholder  has  authorized  the  Attorney-in-Fact  to execute and deliver on such Selling  Stockholder's behalf this Agreement and any other document that such Selling  Stockholder may deem  necessary,  advisable or appropriate in connection with the transactions contemplated hereby.

               (f)  All  information  furnished in writing to the Company or the
Underwriters by such Selling Stockholder specifically for use in the preparation of the Registration Statement and the Prospectus and other documents to be filed with the National Association of Securities Dealers, Inc. or state securities or
Blue  Sky  authorities  is true and  correct  and does  not  contain  an  untrue statement  of a  material  fact  nor  does it omit to state  any  material  fact required  to be  stated  therein  or  necessary  to make  such  information  not misleading.

               (g)  The  execution  and  performance  of this  Agreement and the consummation of the transactions  herein contemplated and the fulfillment of the terms  hereof will not  conflict  with,  result in a breach of, or  constitute a default under any will,  trust  (constructive or other),  agreement,  indenture, mortgage, note, deed, rule, regulation,  order, injunction,  judgment, decree or other instrument to which such Selling  Stockholder is a party or by which he is bound.

               (h)  All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and for the sale and  delivery of the Stock to be sold by such  Selling  Stockholder hereunder have been obtained other than (i) such as have been obtained,  or will have been  obtained at each Closing Date under the Act,  (ii) such  approvals as have been obtained in connection with the approval of the quotation of the Stock on Nasdaq and (iii) any necessary qualification under the securities or blue sky laws of the  various  jurisdictions  in which the Stock is being  offered by the
Underwriters.

               (i)  For a period  of 90 days  from  the date of the  Prospectus, such Selling Stockholder will not, without the prior written consent of McDonald
Investments  Inc.,  except for any transfer by gift upon the condition  that the donee  shall  agree  in  writing,  with  a  copy  to be  delivered  to  McDonald
Investments Inc., to be bound by the following restriction in the same manner as it  applies  to the donor,  (a)  directly  or  indirectly  sell,  offer to sell, contract to sell, pledge, grant any option for the sale of, transfer, distribute or otherwise dispose of by any

                                      -9-

means any  shares of the  Company's  Common  Stock or any  securities  that such
Selling  Stockholder  has or will have the  right to  acquire  through  options, warrants,  subscription  or other  rights,  (ii)  announce an intent to sell, an offer to sell,  a contract  to sell,  the grant of any option for the sale of, a transfer or a  distribution  of any shares of the Company's  Common Stock or any securities  that such Selling  Stockholder has or will have the right to acquire through  options,  warrants,  subscription  or other  rights,  or  exercise  any registration rights with respect to any shares of the Company's Common Stock.

               (j)  Certificates  for all  shares  of  Stock  to be sold by such
Selling  Stockholder  pursuant to this  Agreement in suitable  form for transfer have been  placed in  custody  with the  attorneys-in-fact  for the  purpose  of effecting delivery hereunder.

          4.   Sale,  Purchase  and  Delivery of Stock.  (a) On the basis of the representations  and warranties herein  contained,  but subject to the terms and conditions  herein set forth, the Selling  Stockholders  hereby agree to sell to each  Underwriter,  and each Underwriter,  severally and not jointly,  agrees to purchase from the Selling  Stockholders  the respective  number of shares of the
Firm Stock set forth opposite the Underwriter's  name in Schedule B hereto, at a price of $9.77 per share.

               (b)  The Selling  Stockholders will deliver the Firm Stock to you for the  respective  accounts  of the  several  Underwriters  at the  office  of
McDonald  Investments Inc.,  McDonald  Investment  Center,  800 Superior Avenue,
Cleveland,  Ohio 44114, at 10:00 A.M.,  Cleveland time, or to your designee at a specified  place at the same time,  against payment of the purchase price at the place of such Closing,  by wire transfer in immediately  available  funds to the accounts designated by the Selling Stockholders in writing on March 16, 2003, or at such other time not later than  seven full  business  days after such  public offering as you shall determine, such time and place being herein referred to as the "Closing  Date." Such  certificates  will be made available for checking and packaging at least 24 hours prior to the Closing Date.

               (c)  On the basis of the  representations  and warranties  herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the several  Underwriters to purchase,  severally and not  jointly,  up to 533,600  additional  shares in the  aggregate of the Option
Stock, at the purchase price set forth in Section 4(a) hereof, for use solely in
covering  any  over-allotments   made  by  the  Underwriters  in  the  sale  and
distribution of the Firm Stock. The option granted hereunder may be exercised at any  time  (but  not  more  than  once)  within  30 days  after  the date of the
Prospectus,  upon written or telegraphic  notice by the  Representatives  to the
Company  setting forth the aggregate  number of shares of the Option Stock as to which the Underwriters are exercising the option and the time and place at which certificates will be delivered, such time (which, unless otherwise determined by you and the  Company,  shall not be earlier than three nor later than seven full business days after the exercise of said option) being herein called the "Second
Closing  Date." The Closing  Date and the Second  Closing  Date are  referred to
herein   collectively   as  the  "Closing   Dates."  The  Company  will  deliver
certificates  for the shares of the Option Stock being  purchased by the several
Underwriters  to you on the  Second  Closing  Date at the place and time of such
Closing,  or to your  designee  at a specified  place at the same time,  against payment of the purchase price at the place of such Closing,  by wire transfer in immediately  available  funds  to the  accounts  designated  by

                                      -10-

the Company in writing. The certificates for the Option Stock so to be delivered will be in such denominations and registered in such names as you may specify to the Company at or before 3:00 P.M.,  Cleveland time, on the second full business day prior to the Second Closing Date. Such  certificates  will be made available for checking and  packaging at least 24 hours prior to the Second  Closing Date.
The option granted hereby may be cancelled by you as the  Representatives of the several Underwriters,  as to the shares of the Option Stock for which the option is unexercised,  at any time prior to the expiration of the 30-day period,  upon notice to the Company.

          5.   Offering  by  Underwriters.  Subject to the terms and  conditions hereof, the several Underwriters agree that (i) they will offer the Stock to the public as set forth in the  Prospectus  as soon after the date  hereof as may be practicable,  but in no event later than 5:00 p.m.,  Cleveland time, on the 15th business day  subsequent  to the date hereof,  and (ii) they will offer and sell the Stock to the public only in those jurisdictions,  and in such amounts, where due  qualification  and/or  registration  has been effected or an exemption from such  qualification  and/or  registration  is  available  under  the  applicable securities or Blue Sky laws of such jurisdiction; it being understood,  however, that  such  agreement  only  covers  the  initial  sale  of  the  Stock  by  the
Underwriters  and not any  subsequent  sale of such Stock in any trading  market which may develop after the public offering.

          6.   Covenants of the Company.  The Company  covenants and agrees with each of the Underwriters that:

               (a)  The Company will make every  reasonable  effort to cause the
Registration  Statement  to  become  effective  and will  advise  you when it is effective  under  the Act.  The  Company  will not  file  any  amendment  to the
Registration Statement,  or supplement to the Prospectus,  of which you have not been  previously  advised  and  furnished  with a copy,  or to  which  you  have reasonably objected in writing.

               (b)  The Company  will advise you  promptly of any request of the
Commission  for  amendment of the  Registration  Statement or  Prospectus or for
additional  information  and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings  for that purpose of which it has knowledge,  and the Company will make every reasonable effort to prevent the issuance of any such stop order and to obtain as soon as possible the lifting thereof, if issued.

               (c)  The Company  will comply,  to the best of its ability,  with the Act so as to permit the  continuance  of sales of and  dealings in the Stock under the Act for such  period as may be  required  by the Act;  whenever  it is necessary to amend or supplement the  Prospectus to make the statements  therein not misleading,  furnish,  without charge to you as the Representatives,  either amendments to the Prospectus or supplemental information, so that the statements in the Prospectus as so amended or supplemented will not be misleading; and file a  post-effective  amendment  to the  Registration  Statement  whenever  such an amendment  may be required  and  furnish,  without  charge to you, a  reasonable number of copies of any such amendment and related Prospectus.

                                      -11-

               (d)  Not later than the 45th day  following the end of the fiscal quarter  first  occurring  after  the  first  anniversary  of  the  date  of the
Prospectus,  the Company will make generally  available to its security  holders and deliver to you an earnings  statement (which need not be audited) covering a period of at least 12 months beginning not earlier than the Effective Date which shall  satisfy  the  provisions  of  Section  11(a) of the Act  and/or  Rule 158 promulgated under the Act.

               (e)  The Company will  furnish to you copies of the  Registration
Statement  (two of which will be signed and will include all exhibits  thereto), each preliminary prospectus,  the Prospectus,  all amendments of and supplements to such documents, and all correspondence between the Commission and the Company or its  counsel  or  accountants  relating  thereto,  in  each  case  as soon as available and in such quantities as you may reasonably request.

               (f)  If any shares of Option Stock are purchased  hereunder,  the
Company  agrees  that,  for a  period  of  three  years  from  the  date  of the
Prospectus,  it will  deliver  to you (i)  within 90 days  after the end of each fiscal year,  consolidated balance sheets,  statements of income,  statements of cash flow and statements of changes in  stockholders'  equity of the Company and its  consolidated  subsidiaries,  if any, as at the end of and for such year and the last preceding  year, all in reasonable  detail and certified by independent accountants,  (ii)  within  45 days  after  the end of each of the  first  three quarterly periods in each fiscal year, unaudited consolidated balance sheets and statements  of  income,  statements  of cash flow and  statements  of changes in stockholders' equity of the Company and its consolidated  subsidiaries,  if any, as at the end of and for such period, all in reasonable detail, (iii) as soon as available,  all such proxy statements,  financial  statements and reports as the
Company shall send or make available to its stockholders, and (iv) copies of all annual or periodic  reports as the Company or any subsidiary shall file with the
Commission as required by the Act, the Exchange Act and any rules or regulations thereunder,  which are available for public inspection at the Commission, or any material  reports  filed in connection  with the Company's  listing on any stock exchange.

               (g)  The Company will apply the net proceeds from the sale of the
Option Stock sold by it, if any, in the manner set forth in the Prospectus,  and will comply with any reporting  obligations as may be required by Rule 463 under the Act.

               (h)  If,  at the time  that the  Registration  Statement  becomes effective,  any information  shall have been omitted  therefrom in reliance upon
Rule 430A promulgated under the Act, then not later than the Commission's  close of  business  on the  second  business  day  following  the  execution  of  this
Agreement,  the Company will  prepare,  and file or transmit for filing with the
Commission in accordance  with Rule 430A and Rule 424(b)  promulgated  under the
Act,  copies of an amended  Prospectus  or, if  required  by such Rule  430A,  a post-effective  amendment  (including  an amended  Prospectus),  containing  all information so omitted.

               (i)  The  Company  will  file  with the NASD  all  documents  and notices  required of companies  that have issued  securities  that are traded on
Nasdaq.

                                      -12-

               (j)  The  Company  will  cooperate  with you and your  counsel to qualify  the  Stock  for  sale  under  the  securities  or Blue Sky laws of such jurisdictions  within the United States as you reasonably  designate,  including furnishing such  information and executing such  instruments as may be required, and will continue such  qualifications  in effect for a period of at least three months  from the date  hereof;  provided,  however,  the  Company  shall  not be required  to  register  or  qualify as a foreign  corporation  or as a dealer in securities nor, except as to matters and transactions  relating to the offer and sale of the Stock, consent to a service of process in any jurisdiction.

               (k)  If any shares of Option Stock are purchased  hereunder,  the
Company  agrees that,  for a period of 90 days from the date of the  Prospectus, the Company will not publicly sell, except with your prior written consent,  any shares of Common Stock or securities convertible into shares of Common Stock for cash,  except pursuant to the exercise of any  outstanding  stock options of the
Company that are described in the Prospectus.

               (l)  After the Closing  Dates,  the Company and the  Subsidiaries
will  be in  compliance  with  the  financial  record-keeping  requirements  and internal  accounting  control  requirements of Section  13(b)(2) of the Exchange
Act.

               (m)  The  Company,  during  the  period  when the  Prospectus  is required to be delivered  under the Act, will file all documents  required to be filed with the Commission  pursuant to Sections 13, 14 or 15 of the Exchange Act within the time  periods  required  by the  Exchange  Act and the  Exchange  Act
Regulations.

          7.   Covenants of the Selling  Stockholders.  Each Selling Stockholder
covenants and agrees with each  Underwriter  that,  for a period of 90 days from the date of the Prospectus, such Selling Stockholder will not, without the prior written consent of McDonald  Investments  Inc.,  except for any transfer by gift upon the  condition  that the donee shall  agree in  writing,  with a copy to be delivered to McDonald Investments Inc., to be bound by the following restriction in the same manner as it applies to the donor,  (i) directly or indirectly sell, offer to sell,  contract  to sell,  pledge,  grant any  option  for the sale of, transfer,  distribute  or  otherwise  dispose  of by any means any shares of the
Company's  Common Stock or any securities  that such Selling  Stockholder has or will have the right to acquire through options, warrants,  subscription or other rights,  (ii)  announce an intent to sell, an offer to sell, a contract to sell, the grant of any  option for the sale of, a transfer  or a  distribution  of any shares  of the  Company's  Common  Stock or any  securities  that  such  Selling
Stockholder  has or will have the right to acquire  through  options,  warrants, subscription or other rights,  or exercise any registration  rights with respect to any shares of the Company's Common Stock. However, the giving of your written consent with  respect to any such sale or transfer by such  Selling  Stockholder shall not constitute a waiver of this covenant with respect to any other request by such Selling Stockholder,  it being understood that you may, in your absolute discretion, consent to certain proposed sales or transfers and refuse to consent to others during such 90-day period.  Any request from such Selling  Stockholder to permit a sale or transfer of Common Stock of the Company  shall be in writing and  addressed to you and shall set forth in  reasonable  detail the reasons for the proposed sale or transfer.

                                      -13-

          8.   Payment of Expenses. The Company will pay or cause to be paid all costs and expenses incident to the performance of the obligations of the Company hereunder,  including, but not limited to, the reasonable fees and disbursements of its counsel;  the reasonable fees, costs and expenses of preparing,  printing and delivering the  certificates  for the Stock;  the reasonable fees, costs and expenses  of the  transfer  agent  and  registrar  for  the  Common  Stock;  the reasonable fees and disbursements of its accountants;  the costs and expenses in connection  with  the  preparation,  printing  and  filing  of the  Registration
Statement  (including exhibits thereto) and the Prospectus and the furnishing to the  Underwriters of such copies of each preliminary and final Prospectus as the
Underwriters  may reasonably  require;  and the costs and expenses in connection with the printing of this  Agreement,  the  Agreement  Among  Underwriters,  the
Selected Dealers Agreement and other documents distributed to the Underwriters.

          9.   Conditions of the Obligation of the Underwriters. The obligations of the  several  Underwriters  to  purchase  and pay for the  Firm  Stock on the
Closing Date and the Option Stock on the Second Closing Date shall be subject to the condition that the  representations  and warranties  made by the Company and the Selling  Stockholders  herein are true and correct as of the date hereof and as of the respective Closing Dates, to the condition that the written statements of Company officers made pursuant to the provisions hereof are true and correct, and to the  performance  by the Company and the  Selling  Stockholders  of their respective  obligations  hereunder in all material respects and to the following additional conditions:

               (a)  The  Registration  Statement shall have become effective not later than 5:00 P.M., Cleveland time, on the date of this Agreement,  or at such later time as shall have been  consented  to by you,  and prior to each  Closing
Date no stop order suspending the  effectiveness  of the Registration  Statement shall  have been  issued and no  proceedings  for that  purpose  shall have been instituted or shall be pending, or to the knowledge of the Company or you, shall be contemplated by the Commission.

               (b)  You shall not have advised the Company that the Registration
Statement or Prospectus or any amendment thereof or supplement  thereto contains an untrue statement of fact which, in the reasonable opinion of Calfee, Halter &
Griswold LLP,  counsel for the  Underwriters,  is material,  or omits to state a fact which,  in the opinion of such  counsel,  is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c)  You shall have  received as of each  Closing  Date (or prior thereto as indicated) the following:

                    (i)  An opinion of Blackwell Sanders Peper Martin LLP, dated the respective Closing Dates, to the effect that:

                         (aa)  The Company has  been  duly incorporated  and  is
validly  existing as a corporation  in good standing  under the laws of Delaware with  corporate  power and  authority  to own its  properties  and  conduct  its business as  described in the  Prospectus.  Each of the  Company's  subsidiaries organized or  incorporated  under the laws of any state of the United  States of
America (the "Domestic Subsidiaries") has been duly incorporated or duly

                                      -14-

formed,  as the case may be, and is validly  existing as a corporation,  limited liability company,  limited  partnership or other entity, as the case may be, in good standing under the laws of its respective  jurisdiction of incorporation or organization,  with  power and  authority  to own and lease its  properties  and
conduct  its  respective  business.   The  Company  and  each  of  its  Domestic
Subsidiaries  are duly  qualified to do business as a foreign  entity and are in good  standing in all  jurisdictions  (i) in which the conduct of  business,  as
presently  being  conducted  requires  such  qualification   (except  for  those
jurisdictions  in which the failure to so qualify will not in the aggregate have a material adverse effect on the Company and its subsidiaries, taken as a whole)
and (ii) in which the Company or such  subsidiary  owns or leases real  property
(except for those  jurisdictions  in which the failure to so qualify will not in
the  aggregate   have  a  material   adverse  effect  on  the  Company  and  its
subsidiaries).

                         (bb) As regards the  Company's subsidiaries  other than
the  Domestic  Subsidiaries  (the  "Foreign  Subsidiaries")  such counsel has no reason to believe that each such Foreign  Subsidiaries is not duly  incorporated or duly formed,  as the case may be, and validly  existing and in good  standing under the laws of its respective  jurisdiction of  organization,  with the power and  authority  to own and lease  its  properties  and  conduct  its  respective business. The Domestic Subsidiaries and the Foreign Subsidiaries are referred to together herein as "Subsidiaries."

                          (cc) All issued and  outstanding  Common  Stock of the
Company have been duly  authorized  and validly  issued,  is free of  preemptive rights of  stockholders,  rights of first refusal or similar rights and is fully paid and  nonassessable.  Except as  described in the  Prospectus,  there are no outstanding  options,  warrants or other rights calling for the issuance of, and there are no  commitments,  plans or arrangements to issue any shares of capital stock of the Company or any security  convertible or exchangeable or exercisable for capital  stock of the  Company.  There are no holders of  securities  of the
Company  who,  by reason of the filing of the  Registration  Statement  have the right (and have not waived  such right) to request the Company to include in the
Registration Statement securities owned by them.

                          (dd) The shares of Common  Stock of the  Company to be
issued and sold by the Company  hereunder have been duly  authorized,  and, when issued,  delivered  and paid for  pursuant  to this  Agreement,  will be validly issued, fully paid and nonassessable.  The shares of Common Stock of the Company to be sold by the Selling  Stockholders  hereunder have been duly authorized and validly  issued,  and are fully  paid and  nonassessable.  The  Company  has not granted any preemptive rights of security holders of the Company with respect to the issuance  and sale of the stock by the Company and the Selling  Stockholders pursuant to this  Agreement.  The Common  Stock of the  Company  conforms to the description  thereof  incorporated  by  reference  in  the  Prospectus  and  the certificates  for the Common Stock of the Company  (including  the Stock) are in due and legal form under Delaware law.

                         (ee) The Company has the corporate  power and authority
to enter into and perform this Agreement,  and to issue and deliver the Stock as provided  herein.  The execution,  delivery and performance of this Agreement by the Company has been duly authorized by all necessary action of the Company.

                                      -15-

                         (ff) All  the  issued  shares  of  capital   stock   or
equity  interests of each Domestic  Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and the portion of such shares of capital stock or equity interests owned by the Company is free and clear of all liens, encumbrances,  equities,  security interests, or claims, except as disclosed in the  Prospectus;  and there are no  outstanding  options, warrants  or  other  rights  calling  for the  issuance  of,  and  there  are no commitments,  plans or  arrangements  to issue,  any shares of capital  stock or equity  interests of any Subsidiary or any security  convertible or exchangeable or exercisable for capital stock or equity  interests of any Subsidiary;  except as disclosed in the Registration Statement and except for the shares of stock or equity  interests of each Subsidiary  owned by the Company,  neither the Company nor any Subsidiary owns, directly or indirectly,  any shares of capital stock of any  corporation  or has any equity  interest  in any firm,  partnership,  joint venture,  association,  limited liability company,  limited partnership or other entity.

                         (gg) The  Registration  Statement has  become effective
under the Act and, to the best of the knowledge of such  counsel,  no stop order suspending the  effectiveness of the Registration  Statement has been issued and no  proceedings  for  that  purpose  have  been  instituted  or are  pending  or contemplated under the Act.

                         (hh) The   consummation   of   the  transactions herein
contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms  and  provisions  of, or  constitute  a default  under,  any material indenture,  mortgage, deed of trust or other agreement or instrument to which  the  Company  or any of its  Subsidiaries  is a party  and of which  such counsel has knowledge  after  reasonable  investigation,  or the  Certificate of
Incorporation or Bylaws of the Company,  or the organizational  documents of any of its  Subsidiaries,  or, to the knowledge of such counsel,  any order, rule or regulation  binding upon the Company or any of its  Subsidiaries of any court or of any  federal  or state  regulatory  body or  administrative  agency  or other
governmental   body  having   jurisdiction  over  the  Company  or  any  of  its
Subsidiaries  or the  properties  of any of them,  except for such  breaches  or defaults as will not have a material  adverse effect on the  consummation of the transactions  herein contemplated and the fulfillment of the terms hereof by the
Company.

                         (ii)  All   approvals,  consents  and   orders  of  all
governmental  bodies  required  in  connection  with  the  valid  authorization, issuance  and sale of the  Stock as  contemplated  by this  Agreement  have been obtained,  except such as may be required  under the securities or Blue Sky laws of any jurisdiction as to which such counsel need express no opinion.

                         (jj) To such  counsel's  knowledge, neither the Company
nor any of its  Subsidiaries is in violation of its Certificate of Incorporation or its Bylaws or other  organizational  documents,  and no default exists by the
Company or any of its  Subsidiaries in the due performance and observance of any term,  covenant or  condition of any  agreement  material to the Company and its
Subsidiaries  to which the Company or any of its  Subsidiaries  is a party or by which the Company or any of its  Subsidiaries  is bound and which is filed as an exhibit to the Registration Statement or incorporated by reference therein.

                                      -16-

                         (kk) The  Company is not  required  to be registered as
an  "investment  company"  or is not a company  "controlled"  by an  "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                          (ll)  The   statements   contained   in  the   amended
registration  statement on Form 8-A/A, filed with the Commission on November 22,
2002,  which is  incorporated  by  reference in the  Prospectus  insofar as they purport to  summarize  the  provisions  of the  documents  referred  to therein, present fair summaries of such provisions.

                         (mm) In the course of the preparation by the Company of
the  Registration  Statement and the  Prospectus,  such counsel  participated in
discussions   with   officers,   directors   and   employees   of  the  Company,
representatives  of KPMG, LLP and  PricewaterhouseCoopers  LLP, the  independent accountants who examined certain of the financial  statements of the Company and its  Subsidiaries  included in the  Registration  Statement and the  Prospectus,
counsel for the Underwriters and your representatives concerning the information contained  in  the  Registration  Statement  and  Prospectus  and  the  proposed responses to various items in Form S-3 under the Act.  Based upon such counsel's examination of the  Registration  Statement and the  Prospectus,  such counsel's investigations  made in  connection  with the  preparation  of the  Registration
Statement and the Prospectus and such counsel's participation in the discussions referred  to  above,  such  counsel  is of the  opinion  that  the  Registration
Statement  and the  Prospectus  (in  each  case,  except  for (i) the  financial statements,  financial schedules and other financial and statistical information included  therein  and (ii)  the  information  referred  to  under  the  caption
"Experts" as having been  included  therein on the  authority  of KPMG,  LLP and
PricewaterhouseCoopers  LLP, as experts,  as to which such counsel  expresses no opinion) at the time the Registration  Statement became effective under the Act, and at the time the  Prospectus  was filed  pursuant  to the Act,  respectively, complied  as to form in all  material  respects  with the Act and the  rules and regulations thereunder.

                         (nn) Such  counsel  does not know of any  litigation or
any governmental  proceedings or investigations,  pending or threatened,  before any court or before or by any public,  regulatory or governmental  body or board against or  involving  the  business  or  property  of the Company or any of its
Subsidiaries  required to be described in the Prospectus  that are not described as required,  or of any  contracts  or  documents of a character  required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                         (oo) To  the  best  of such  counsel's  knowledge,  the
Company  and its  Subsidiaries  hold and are in  compliance  with all  necessary material authorizations,  approvals, orders, licenses,  certificates and permits of and from all governmental regulatory officials and bodies (collectively,  the
"licenses")  required  for the  conduct  of its  business  as  described  in the
Prospectus, except where the failure to so hold or comply with any license would not have,  individually  or in the aggregate,  a material  adverse effect on the business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole.

                         (pp) Such counsel has not independently verified and is

                                      -17-

not  passing  upon,  and does not assume any  responsibility  for the  accuracy, completeness,  or  fairness of the  information  contained  in the  Registration
Statement  and  Prospectus,  except and as to the extent set forth in  paragraph
(ll) above with respect to the  description of the Common Stock  incorporated by
reference  into  the  Prospectus.   Based  upon  such  counsel's   examinations,
investigations and participation in the discussions described above, however, no facts have come to such  counsel's  attention that cause such counsel to believe that the Registration Statement (except for (i) the financial statements and the notes thereto and the auditors' reports thereon,  financial  schedules and other financial and statistical  information included therein and (ii) the information referred to under the caption  "Experts" as having been included  therein on the authority of KPMG, LLP and  PricewaterhouseCoopers  LLP, as experts, as to which such counsel  expresses  no view),  at the time it became  effective  and at the
Closing  Date or the Second  Closing  Date,  as the case may be,  contained  any untrue statement of a material fact or omitted to state a material fact required to be stated  therein or necessary in order to make the  statements  therein not misleading,  or that the  Prospectus  (with the foregoing  exceptions) as of the date thereof and as of the Closing Date or the Second  Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated  therein or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading.

                         In rendering  such opinion, such  counsel may (A) limit
its opinion to the Federal  laws of the United  States and the laws of the State of Delaware; (B) rely as to matters involving the application of laws other than the laws of the United States and  jurisdictions in which they are admitted,  to the extent specified in such opinion,  if at all, upon an opinion or opinions of other counsel,  familiar with the applicable laws; and (C) rely as to matters of fact on  certificates  of  officers of the  Company  and  certificates  or other written  statements of officers of departments of various  jurisdictions  having custody of documents  respecting the corporate existence or good standing of the
Company and its subsidiaries.  The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                    (ii) Such  opinion or opinions of Calfee,  Halter & Griswold
LLP,  counsel for the  Underwriters,  dated the respective  Closing Dates,  with respect to the sufficiency of all corporate  proceedings and other legal matters relating  to  this  Agreement,  the  validity  of the  Stock,  the  Registration
Statement,  the  Prospectus,  and other  related  matters as you may  reasonably request,  and the Company shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.  In connection  with such  opinions,  such  counsel may rely on  representations  or certificates of officers of the Company.

                    (iii)A certificate of the Company  executed by the principal executive officer and the principal financial officer of the Company, dated each respective Closing Date, to the effect that:

                         (aa) The  representations and warranties of the Company
in  Section  2 of this  Agreement  are true and  correct  as of each  respective
Closing Date, and the

                                      -18-

Company has complied with all the agreements and satisfied all the conditions on its part to be performed or  satisfied  at or prior to each  respective  Closing
Date.

                         (bb) No stop order suspending  the effectiveness of the
Registration  Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the respective signers of the certificate, are contemplated under the Act.

                         (cc) The  signers  of  the certificate  have  carefully
examined the  Registration  Statement and the Prospectus;  no facts have come to their  attention  which would lead them to believe that either the  Registration
Statement  at the  time  it  became  effective  (or  any  amendment  thereof  or supplement thereto made prior to the Closing Date or the Second Closing Date, as the case may be, as of the date of such  amendment or  supplement)  contained an untrue  statement  of a  material  fact or omitted  to state any  material  fact required to be stated  therein or necessary to make the  statements  therein not misleading  or that the  Prospectus  as of the date  thereof  (or any  amendment thereof  or  supplement  thereto  made prior to the  Closing  Date or the Second
Closing  Date,  as the  case  may  be,  as of the  date  of  such  amendment  or supplement) contained an untrue statement of a material fact or omitted to state any  material  fact  required  to be stated  therein  or  necessary  to make the statements  therein,  in light of the circumstances  under which they were made, not misleading;  since the latest  respective  dates as of which  information is given in the Registration  Statement,  there has been no material adverse change in the financial position,  business or results of operations of the Company and its  subsidiaries,  taken as a whole,  except as set forth in or contemplated by the Prospectus; and since the Effective Date of the Registration Statement there has  occurred no event  required  to be set forth in an amended or  supplemented
Prospectus which has not been set forth.

                    (iv) An opinion of Gibson,  Dunn & Crutcher  LLP,  dated the respective Closing Dates, to the effect that:

                         (aa)  To  such   counsel's   knowledge,  each   Selling
Stockholder  has the power and  authority  (or,  with  respect  to each  Selling
Stockholder  that is a corporation,  the corporate power and authority) to enter into and deliver this Agreement.  To such counsel's knowledge,  all actions (or, with respect to each Selling  Stockholder  that is a corporation,  all corporate actions) required to be taken by each Selling Stockholder for the due and proper sale and delivery of the Stock in connection  with the Agreement  have been duly and validly taken, and this Agreement has been duly executed and delivered by or on behalf of each Selling Stockholder.

                         (bb)  To  such   counsel's   knowledge,   each  Selling
Stockholder  has good and valid  title to the  Stock to be sold by such  Selling
Stockholder  pursuant to this  Agreement,  free and clear of any  pledge,  lien, security  interest,  encumbrance,  claim or equity  other than  pursuant to this
Agreement; to such counsel's knowledge, each Selling Stockholder has full right, power and  authority to sell,  transfer and deliver the Stock to be sold by such
Selling  Stockholder under this Agreement,  and upon delivery of the Stock to be sold by such Selling  Stockholder  thereunder  and payment of the purchase price therefor as therein

                                      -19-

contemplated,  each of the Underwriters will receive good and valid title to the
Stock  purchased  by it from  such  Selling  Stockholder,  free and clear of any pledge, lien, security interest, encumbrance, claim or equity.

In rendering such opinion, such counsel may (A) assume the legal capacity of all natural persons; (B) limit its opinions to the Federal laws of the United States and the  General  Corporation  Law of the State of  Delaware  and (C) rely as to matters of fact on certificates of the Selling Stockholders.

                    (v)  A certificate  of each Selling  Stockholder,  dated the respective Closing Dates, to the effect that the  representations and warranties of such Selling  Stockholder in Section 3 of this Agreement are true and correct as of the respective  Closing Dates,  and such Selling  Stockholder  has, in all material  respects,  complied  with all the  agreements  and  satisfied  all the conditions  on his part to be performed or satisfied at or prior to such Closing
Date.

                    (vi) Letters  from  KPMG,   LLP,  dated  the  date  of  this
Agreement and each  respective  Closing  Date,  addressed to you and in form and substance  previously approved by you, with respect to the financial  statements and certain financial  information  contained in the Registration  Statement and the Prospectus.

               (d)  Prior to each Closing Date, the Company shall have furnished to you such further certificates and documents as you may reasonably request.

               (e)  Prior to each  Closing  Date no stop orders  suspending  the qualification  of the Stock under the  securities or Blue Sky laws of the states in which the Stock is to be  offered  and sold  shall  have been  issued  and no proceedings for that purpose shall have been instituted or shall be pending,  or to the knowledge of the Company or you, shall be  contemplated by the applicable state securities administrators.

          If any condition of the Underwriters' obligations specified in Section
9 to be satisfied prior to any Closing Date is not so satisfied,  this Agreement may be  terminated by you prior to such Closing Date, by notice in writing or by telegram confirmed in writing to the Company.

          All such opinions,  certificates,  letters and documents  furnished to you pursuant to this Section 9 will be in compliance with the provisions  hereof only if they are in all  material  respects  satisfactory  to you and to Calfee,
Halter & Griswold LLP,  counsel for the  Underwriters,  as to which both you and such counsel shall act reasonably. The Company and the Selling Stockholders will
furnish  you  with  such  executed  and  conformed   copies  of  such  opinions,
certificates, letters and documents as you may request.

          You,  on  behalf  of  the  Underwriters,  may  waive  in  writing  the compliance by the Company or any of the Selling  Stockholders of any one or more of the foregoing conditions or extend the time for their performance.

                                      -20-

               10.  Representations   of   the   Underwriters.   Each   of   the
Underwriters  severally  represents  and warrants to the Company and the Selling
Stockholders  that the  information  furnished to the Company in writing by such
Underwriters or by you expressly for use in the preparation of the  Registration
Statement or the Prospectus does not, and any amendments  thereof or supplements thereto thus furnished will not,  contain an untrue statement of a material fact or omit to state a material fact  required to be stated  therein or necessary to make the statements  therein not  misleading.  Through you each  Underwriter has only furnished to the Company expressly for such use and the statements relating to the terms of the  offering  by the several  Underwriters  set forth under the caption "Underwriting" in the Prospectus.

               11.  Termination of Agreement.  (a) This  Agreement  shall become effective:  (i) upon the execution and delivery hereof by the parties hereto; or
(ii) if, at the time this Agreement is executed and  delivered,  it is necessary for the  registration  statement  or a  post-effective  amendment  thereto to be declared  effective  before  the  offering  of  the  Stock  may  commence,  when notification  of  the  effectiveness  of  the  registration  statement  or  such post-effective amendment has been released by the Commission. At any time before the happening of such occurrence,  the Company or the Selling  Stockholders may, by notice to you, terminate this Agreement;  and at any time prior to such time, you, as the Representatives of the several  Underwriters,  may, by notice to the
Company and the Selling Stockholders, terminate this Agreement.

               (b)  This  Agreement  may  also  be  terminated  by  you,  as the
Representatives  of the several  Underwriters,  by notice to the Company and the
Selling  Stockholders  on or  after  the  Effective  Date  of  the  Registration
Statement and prior to each respective  Closing Date, if at any time during such period  any of the  following  has  occurred:  (i)  except  as  disclosed  in or contemplated by the  Registration  Statement,  since the respective  dates as of which information is given in the Registration Statement and the Prospectus, any material  adverse  change or any  development  involving a prospective  material adverse  change in or affecting the  condition,  financial or otherwise,  of the
Company and its subsidiaries taken as a whole or the earnings, business affairs, management or business  prospects of the Company and its subsidiaries taken as a whole,  whether or not  arising in the  ordinary  course of  business;  (ii) any outbreak of  hostilities or escalation in existing  hostilities  anywhere in the world or other  national  or  international  calamity  or  crisis  or  change in economic or political  conditions,  if the effect of such outbreak,  escalation, calamity,  crisis or change on the financial markets in the United States would, in your  reasonable  judgment,  make it  impracticable  to offer  for sale or to enforce contracts made by the Underwriters for the resale of the Stock agreed to be purchased hereunder; (iii) any general suspension of trading in securities on the New York Stock  Exchange  or the  American  Stock  Exchange or Nasdaq or any
general limitation on prices for such trading or any general restrictions on the distribution  of  securities,  all to such a degree as would in your  reasonable judgment materially adversely affect the market for the Stock; or (iv) a banking moratorium  shall have been declared by either  Federal,  Ohio or New York State authorities. If you terminate this Agreement as provided in this Section 11, you shall  notify the Company and the Selling  Stockholders  promptly by  telephone, promptly confirmed by facsimile.

               This  Agreement  may also be terminated as provided in Sections 9 and 13 hereof.

                                      -21-

               If this  Agreement  shall be  terminated  by you  because  of any failure on the part of the  Selling  Stockholders  or the Company to comply with any of the terms or to fulfill any of the  conditions of this  Agreement,  or if for any reason any of the Selling Stockholders or the Company shall be unable to perform their respective obligations under this Agreement,  then the party whose failure to so comply,  fulfill and/or  perform under this Agreement  resulted in such termination shall pay all reasonable out-of-pocket expenses incurred by the
Underwriters in  contemplation  of the performance by them of their  obligations hereunder, including but not limited to the reasonable fees and disbursements of
counsel  for  the  Underwriters,   the  Underwriters'  reasonable  printing  and
traveling  expenses  and  postage,  telegraph  and  telephone  charges  relating directly to the offering  contemplated  by the  Prospectus,  and also  including reasonable  advertising  expenses  of the  Representatives  incurred  after  the
Effective  Date  of  the  Registration  Statement  and  so  relating,  it  being understood that such out-of-pocket  expenses shall not include any compensation, salaries  or  wages  of  the  officers,  partners  or  employees  of  any of the
Underwriters.  Only such out-of-pocket expenses as shall be accounted for by the
Underwriters  shall be paid to the  Underwriters by the Selling  Stockholders or the Company.

               The Company and the Selling  Stockholders  shall not in any event be  liable  to the  several  Underwriters  for  damages  on  account  of loss of anticipated  profits  arising  out  of the  transactions  contemplated  by  this
Agreement.

               12.  Indemnification.  (a) The Company  will  indemnify  and hold
harmless  each  Underwriter,   and  each  person,  if  any,  who  controls  each
Underwriter within the meaning of the Act, against any losses,  claims,  damages or liabilities,  joint or several, to which such Underwriter or such controlling person may become subject,  under the Act or otherwise,  insofar as such losses, claims,  damages or liabilities (or actions in respect  thereof) arise out of or are  based in  whole or in part on any  inaccuracy  in the  representations  and warranties  of the  Company  contained  herein or any  failure of the Company to perform its obligations hereunder,  or arise out of or are based upon any untrue statement or alleged  untrue  statement of any  material  fact  contained in the
Registration Statement, any related preliminary prospectus (if used prior to the
Effective Date), the Prospectus or any amendment thereof or supplement  thereto, or arise out of or are based  upon the  omission  or alleged  omission  to state therein a material fact  required to be stated  therein or necessary to make the statements  therein not  misleading,  and,  subject to the provisions of Section
12(d), will reimburse each Underwriter and each such controlling  person for any legal  or  other  expenses  reasonably  incurred  by  such  Underwriter  or such controlling  person in connection with investigating or defending any such loss, claim,  damage,  liability  or action;  provided,  however,  that the  indemnity agreement  contained  in this  Section  12(a) with  respect  to any  preliminary prospectus  shall not inure to the benefit of any  Underwriter or to the benefit of any person  controlling  such  Underwriter  in  respect  of any loss,  claim, damage,  liability or action  asserted by a person who  purchases  shares of the
Stock from such Underwriter,  if such Underwriter  failed to send or give a copy of the  Prospectus  (as the same may then be  amended or  supplemented)  to such person with or prior to written  confirmation  of the sale to such  person;  and provided,  further,  that the Company will not be liable in any such case to the extent that any such loss, claim,  damage or liability arises out of or is based upon  any  untrue  statement  or  omission  or  alleged  omission  made  in  the
Registration  Statement,  any  preliminary  prospectus,  the  Prospectus  or any amendment  thereof or supplement  thereto in reliance upon or in conformity with written information furnished to the Company by an Underwriter  specifically

                                      -22-

for use in the  preparation  thereof,  as  referred  to in the last  sentence of
Section 10 hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               (b)  Each Selling  Stockholder  will  indemnify and hold harmless each Underwriter,  and each person, if any, who controls each Underwriter within the  meaning of the Act,  against any losses,  claims,  damages or  liabilities, joint or  several,  to which such  Underwriter  or such  controlling  person may become  subject,  under the Act or  otherwise,  insofar as such losses,  claims, damages or liabilities  (or actions in respect  thereof) (i) arise out of or are based  in  whole  or in  part  on  any  inaccuracy  in the  representations  and warranties of such Selling  Stockholder  contained herein or any failure of such
Selling Stockholder to perform its obligations  hereunder,  or (ii) arise out of or are based  upon any  untrue  statement  or alleged  untrue  statement  of any material fact contained in the Registration  Statement,  any related preliminary prospectus  (if  used  prior  to the  Effective  Date),  the  Prospectus  or any
amendment  thereof  or  supplement   thereto  including,   without   limitation,
information set for in questionnaires returned to the Company or its counsel, or arise out of or are based upon the omission or alleged omission to state therein a  material  fact  required  to be  stated  therein  or  necessary  to make  the statements therein not misleading,  but only insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue  statement  or alleged  untrue  statement or omission or alleged omission  of a  material  fact  contained  in and made in  reliance  upon and in conformity  with  written  information  furnished to the Company by such Selling
Stockholder  expressly for use in the  Registration  Statement (or any amendment thereto) or any  preliminary  prospectus or the  Prospectus (or any amendment or supplement  thereto),  including,  without limitation,  information set forth in questionnaires  returned  to the  Company or its  counsel,  and,  subject to the provisions of Section  12(d),  will  reimburse  each  Underwriter  and each such controlling person for any legal or other expenses  reasonably  incurred by such
Underwriter  or such  controlling  person in connection  with  investigating  or defending any such loss, claim, damage, liability or action; provided,  however, that the indemnity agreement contained in this Section 12(b) with respect to any preliminary  prospectus  shall not inure to the benefit of any Underwriter or to the benefit of any person  controlling  such Underwriter in respect of any loss, claim, damage,  liability or action asserted by a person who purchases shares of the Stock from such  Underwriter,  if such Underwriter  failed to send or give a copy of the Prospectus (as the same may then be amended or supplemented) to such person with or prior to written  confirmation  of the sale to such  person;  and provided further,  that such Selling  Stockholder will not be liable in any such case to the extent that any such loss, claim,  damage or liability arises out of or is based upon any untrue  statement or omission or alleged  omission  made in the Registration Statement,  any preliminary  prospectus,  the Prospectus or any amendment  thereof or supplement  thereto in reliance upon or in conformity with written information furnished to the Company by an Underwriter  specifically for use in the preparation  thereof,  as referred to in the last sentence of Section
10 hereof.  This indemnity  agreement will be in addition to any liability which such Selling  Stockholder may otherwise have.  Notwithstanding  anything in this
Agreement to the contrary,  the indemnity agreement contained in this subsection
(b) shall not require any Selling  Stockholder to reimburse the Underwriters for any amount in excess of the gross  sale price of the Stock sold by such  Selling
Stockholder pursuant to this Agreement.

                                      -23-

               (c)  Each  Underwriter  will  indemnify  and  hold  harmless  the
Company, each person, if any, who controls the Company within the meaning of the
Act,  each  of  its  directors,  each  of  its  officers  who  have  signed  the
Registration Statement, and each Selling Stockholder against any losses, claims, damages or  liabilities to which the Company,  or any such director,  officer or
Selling Stockholder may become subject,  under the Act or otherwise,  insofar as such losses,  claims,  damages or  liabilities  (or actions in respect  thereof)
arise out of or are based upon any untrue  statement or alleged untrue statement of any material fact contained in the  Registration  Statement,  any preliminary prospectus,  the Prospectus,  or any amendment thereof or supplement thereto, or arise out of or are based upon the  omission  or the  alleged  omission to state therein a material fact  required to be stated  therein or necessary to make the statements  therein not misleading,  in each case to the extent, but only to the extent,  that such untrue  statement or alleged untrue  statement or omission or alleged  omission  was  made  in the  Registration  Statement,  any  preliminary prospectus,  the  Prospectus or any amendment  thereof or supplement  thereto in reliance upon or in conformity with written information furnished to the Company by such Underwriter  through you, as the  Representatives  of the  Underwriters, specifically  for use in the  preparation  thereof,  as  referred to in the last sentence of Section 10 of this  Agreement;  and will  reimburse  the Company and each  such  director,  officer  or  Selling  Stockholder  for any legal or other expenses  reasonably  incurred  by  them in  connection  with  investigating  or defending any such loss,  claim,  damage,  liability or action.  This  indemnity agreement  will be in  addition  to any  liability  which the  Underwriters  may otherwise have.

               (d)  Promptly  after receipt by an  indemnified  party under this
Section of notice of the  commencement  of any action,  such  indemnified  party will, if a claim in respect thereof is to be made against an indemnifying  party under this  Section,  notify each party  against whom  indemnification  is to be sought in writing of the commencement  thereof; but the omission so to notify an indemnifying party will not relieve it from any liability which they may have to any indemnified party otherwise than under this Section. In case any such action is brought  against any  indemnified  party,  and it notifies the Company of the commencement thereof, the Company will be entitled to participate in, and to the extent that it may wish, to assume the defense thereof, with counsel approved by such indemnified party (which approval shall not be unreasonably withheld),  and after  notice from the Company to such  indemnified  party of its election so to assume the defense  thereof,  the Company will not be liable to such indemnified party under this Section for any legal or other expenses  subsequently  incurred by such  indemnified  party in  connection  with the defense  thereof  except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified  party at the request of the indemnifying  party in connection with the defense thereof.  The indemnified party shall have the right to employ its  counsel in any such  action,  but the fees and  expenses  of such counsel  shall  be at the  expense  of such  indemnified  party  unless  (i) the employment of counsel by such  indemnified  party has been authorized in writing by the indemnifying  parties,  (ii) the named parties to any such action include both the indemnifying party and the indemnified party, and the indemnified party shall have reasonably  concluded based on the advice of counsel that there is an actual or potential  conflict of interest between the  indemnifying  parties and the indemnified party in the conduct of the defense of such action or that there may be defenses  available to the indemnified  party which are different from or additional  to those  available to the  indemnifying  parties (in which case the indemnifying  parties  shall not have the right to direct  the  defense  of such action on behalf of the  indemnified  party) or (iii) the  indemnifying  parties shall not have

                                      -24-

employed  counsel to assume the defense of such action within a reasonable  time after notice of the  commencement  thereof,  in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying  parties.  In no event  shall  the  indemnifying  party or  parties  be  liable  for the fees and expenses of more than one counsel for all indemnified parties in connection with any one or  separate  but  similar or related  actions in the same  jurisdiction arising out of the same allegations or  circumstances.  Anything in this Section to the contrary  notwithstanding,  an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent.

               (e)  In order to provide for  contribution  in  circumstances  in which the indemnification provided for in this Section is for any reason held to be unavailable from the Company, the Selling Stockholders or the Underwriters or
is insufficient to hold harmless a party indemnified hereunder, the Company, the
Selling  Stockholders  and the  Underwriters  shall  contribute to the aggregate losses, claims, damages,  liabilities and expenses of the nature contemplated by such indemnification  provisions  (including any investigation,  legal and other expenses  incurred in connection with, and any amount paid in settlement of, any action,  suit or proceeding or any claims  asserted,  but after deducting in the case of losses,  claims,  damages,  liabilities  and  expenses  suffered  by the
Company and the Selling Stockholders any contribution received by the Company or the Selling Stockholders from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning  of the  Act,  officers  of the  Company  who  signed  the  Registration
Statement  and  directors  of the  Company)  to which the  Company,  the Selling
Stockholders  and  one or  more  of the  Underwriters  may be  subject,  in such proportions as is appropriate to reflect the relative  benefits  received by the
Company,  the Selling Stockholders and the Underwriters from the offering of the
Stock  or,  if  such   allocation  is  not   permitted  by  applicable   law  or
indemnification  is not  available  as a result  of the  indemnifying  party not having  received  notice as provided in this Section,  in such  proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Stockholders and the Underwriters
in connection  with the  statements or omissions  which resulted in such losses, claims,  damages,  liabilities  or  expenses,  as  well  as any  other  relevant equitable  considerations.  The relative benefits  received by the Company,  the
Selling  Stockholders  and the  Underwriters  shall be  deemed to be in the same proportion  as (x) the total  proceeds  from the offering  (net of  underwriting discounts  and  commissions  but  before  deducting  expenses)  received  by the
Company,  (y) the total  proceeds  from the  offering  received  by the  Selling
Stockholders and (z) the underwriting  discounts and commissions received by the
Underwriters,  respectively, in each case as set forth in the table on the cover page  of the  Prospectus.  The  relative  fault  of  the  Company,  the  Selling
Stockholders and of the Underwriters  shall be determined by reference to, among other things,  whether the untrue or alleged untrue statement of a material fact or the  omissions  or  alleged  omission  to state a  material  fact  relates to
information   supplied  by  the  Company,   the  Selling   Stockholders  or  the
Underwriters and the parties' relative intent, knowledge,  access to information and  opportunity to correct or prevent such statement or omission.  The Company, the Selling  Stockholders and the  Underwriters  agree that it would not be just and equitable if contribution  pursuant to this Section 12(e) were determined by pro rata allocation even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable  considerations  referred  to  above.  The  Company  and each  Selling
Stockholder  shall be severally,  and not jointly,  liable for

                                      -25-

the amounts to be contributed by each of them pursuant to the provisions of this
Section 12(e).  Notwithstanding  the provisions of this Section 12(e), (i) in no case shall any  Underwriter  (except as may be provided in the  Agreement  Among
Underwriters)  be  liable  or  responsible  for  any  amount  in  excess  of the underwriting discounts and commissions applicable to the Stock purchased by such
Underwriter  hereunder,  (ii) in no case shall any Selling Stockholder be liable or  responsible  for any amount in excess of the gross  sales price of the Stock sold by such  Selling  Stockholder  hereunder  and  (iii) no  person  guilty  of fraudulent  misrepresentation  (within the meaning of Section  11(f) of the Act)
shall be entitled to contribution from any person, if any, who was not guilty of such  fraudulent  misrepresentation.  For purposes of this Section  12(e),  each person, if any, who controls an Underwriter  within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the
Act,  each  officer  of the  Company  who shall  have  signed  the  Registration
Statement  and each  director  of the  Company  shall  have the same  rights  to contribution  as the  Company,  subject in each case to clauses  (i) and (ii) of this Section 12(e).  Any party  entitled to  contribution  will,  promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for  contribution  may be made against another party or parties  under this  Section  12(e),  notify such party or parties from whom  contribution  may be sought,  but the  omission to so notify such party or parties  shall not relieve the party or parties  from whom  contribution  may be sought  from any  obligation  it or they may have  under this  Section  12(e) or otherwise.  No party shall be liable for  contribution for any settlement of any action or claim effected without its written consent.

               13.  Default  of  the   Underwriters.   If  any   Underwriter  or
Underwriters  default in their  obligations to purchase the Stock  hereunder and arrangements  satisfactory  to you and the  Company,  evidenced  by a writing or writings signed by you and the Company,  for the purchase of such Stock by other persons are not made within 36 hours after such  default,  this  Agreement  will terminate  without liability on the part of any  non-defaulting  Underwriter and the Company (except that the Company shall be liable for the expenses to be paid by it pursuant to the provisions of Section 8), provided,  however,  that if the number of shares of the Stock which all such defaulting Underwriters have agreed but failed to purchase  shall not exceed 10% of the number of shares of the Firm
Stock or the Option Stock,  as the case may be, agreed to be purchased  pursuant to this Agreement  (other than the shares agreed to be taken up hereunder  which
the  defaulting   Underwriters   failed  to  purchase)  by  all   non-defaulting
Underwriters, the non-defaulting Underwriters shall be obligated proportionately to take up and pay for the shares of the Firm Stock or the  Option  Stock  which such defaulting Underwriters failed to purchase.

               If any such default occurs,  either you or the Company shall have the right to postpone the Closing Date for not more than seven  business days in order that the necessary changes in the Registration  Statement,  Prospectus and any other documents, as well as any other arrangement,  may be effected. As used in this Agreement,  the term "Underwriters"  includes any person substituted for an  Underwriter  under this  Section.  Nothing  herein will relieve a defaulting
Underwriter  from its liability to the other several  Underwriters,  the Company and the Selling Stockholders for its default hereunder.

               14.  Representations  and  Indemnities to Survive  Delivery.  The
respective  indemnities,  agreements,  representations  and  warranties  of  the
Company and the Selling

                                      -26-

Stockholders and the several Underwriters, set forth in or made pursuant to this
Agreement, will remain in full force and effect, regardless of any investigation made by or on behalf of any  Underwriter,  the Company or any of its officers or directors  or any  controlling  person and the  Selling  Stockholders,  and will survive delivery of and payment for the Stock and, in the case of the agreements contained in Sections 8, 11 and 12 hereof,  will survive any termination of this
Agreement.  The Company,  each Selling  Stockholder and each  Underwriter  agree promptly  to  notify  the  others  of  the  commencement  of any  litigation  or proceeding  against  it and,  in the  case of the  Company,  against  any of the
Company's  officers and directors,  in connection  with the sale and delivery of the Stock, or in connection with the Registration Statement or Prospectus.

               15.  Notices.  All  communications  hereunder  will be in writing and, if sent to the Underwriters,  will be mailed,  delivered or telegraphed and confirmed to you at McDonald  Investments Inc.,  McDonald Investment Center, 800
Superior Avenue, Cleveland,  Ohio 44114, Attention:  Jonathan Crane, with a copy to Calfee,  Halter & Griswold LLP, 1400 McDonald Investment Center, 800 Superior
Avenue,  Cleveland,  Ohio 44114,  Attention:  John J. Jenkins, or if sent to the
Company,  will be mailed,  delivered or telegraphed and confirmed to the Company at 2000 Waters Edge Drive,  Building C, Suite 12, Johnson City, Tennessee 37604,
Attention:  Dave Dyckman, Chief Financial Officer and Vice President of Business
Development,  with a copy to Blackwell  Sanders Peper Martin,  LLP, Two Pershing
Square, 2300 Main Street,  Suite 1000, Kansas City,  Missouri 64108,  Attention:
James M. Ash; if sent to the Selling Stockholders,  will be mailed, delivered or telegraphed  and  confirmed  to the  Selling  Stockholders  care  of  Pitts  Bay
Partners, suite 607c, 1201 Pennsylvania Avenue, Washington D.C. 20004.

               16.  Successors,  Governing Law. This Agreement will inure solely to the benefit of and be binding  upon the parties  hereto and the  officers and directors  and  controlling  persons  referred to in Section 12 hereof and their respective  successors,  assigns,  heirs,  executors and administrators,  and no other persons will have any right or obligation  hereunder.  This Agreement will be governed by and construed in  accordance  with the laws of the State of Ohio, without giving effect to the principles of conflicts of laws thereof.

               17.  Execution in Counterparts. This Agreement may be executed by any one or more of the  parties  hereto in any number of  counterparts,  each of which  shall  be  deemed  to be an  original,  but all such  counterparts  shall together constitute one and the same instrument.

               18.  Authority of the Representatives.  You represent and warrant that you have been  authorized  by the several  Underwriters  to enter into this
Agreement  on  their  behalf  and to act  for  them in the  manner  hereinbefore provided.

                                      -27-

               If the foregoing is in accordance with your  understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will  become  a  binding  agreement  by  and  among  the  Company,  the  Selling
Stockholders and the several Underwriters in accordance with its terms.

                                   Very truly yours,

                                   NN, INC.

                                   By:  /s/ David L. Dyckman
                                      ------------------------------------------
                                   Its:  VP & CFO

                                   Douglas G. Gibson,
                                   Attorney-in-Fact for the Selling Stockholders

                                   /s/ Douglas G. Gibson
                                   ---------------------------------------------

                                   Barry Kabalkin,
                                   Attorney-in-Fact for the Selling Stockholders

                                   /s/ Barry Kabalkin
                                   ---------------------------------------------

The  foregoing  Agreement is hereby  confirmed
and accepted by us in Cleveland, Ohio,
acting  on our  own  behalf  and as the
Representatives  of the  several Underwriters
named on  Schedule B annexed  hereto,  as of
the date first  above written.

McDONALD INVESTMENTS INC.
LEGG MASON WOOD WALKER, INCORPORATED
As Representatives of the Several Underwriters

   BY:  McDONALD INVESTMENTS INC.

By: /s/ Ralph M. Della Ratta
   ------------------------------------------
   Director, Equity Syndicate Services

                                      -28-

                                                                      SCHEDULE A

Selling Stockholders                                Stock offered for sale

Richard D. Ennen                                        2,839,668(1)
Michael D. Huff                                           662,227(2)
Janet M. Huff                                             225,000
Deborah Ennen Bagierek Trust                               55,000
Richard D. Ennen Charitable Trust
Richard D. Ennen Charitable Remainder Trust

---------------------

(1)  Includes 1,800,000 shares held by the Richard D. Ennen Charitable Remainder
     Unitrust and 200,000 shares held by the Ennen Charitable Trust.

(2)  Includes  225,000 shares held directly by Mr. Huff's spouse,  for which Mr.
     Huff disclaims beneficial ownership.

                                                                      SCHEDULE B

                                                                       Number of
                                                                    Shares to be
                  Underwriters                                         Purchased

McDonald Investments Inc...............................................2,311,982
Legg Mason Wood Walker, Incorporated...................................1,244,913

    Total..............................................................3,556,895

                                       A-1